UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 18, 2003

(Date of earliest event reported)

InterTAN, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10062	75-2130875
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

279 Bayview Drive Barrie, Ontario, Canada (Address of principal executive offices)		L4M 4W5 (Postal Code)

Registrant’s telephone number, including area code:

(705) 728-6242

ITEM 7.    Financial Statements and Exhibits

The following are furnished as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	Transcript of the Earnings Conference Call held August 18, 2003.

ITEM 9.    Regulation FD Disclosure

and

ITEM 12.    Results of Operations and Financial Condition

On August 18, 2003, the Registrant held a telephonic conference call to discuss and answer questions concerning its fourth quarter and full year results for the fiscal year ended June 30, 2003 and other matters. The results and other matters were the subject matter of a press release issued by the Registrant on August 14, 2003. Such press release was the subject of a Form 8-K filing of the Registrant made August 20, 2003. A transcript of such conference call is attached as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

InterTAN, Inc.

August 25, 2003	By:	/s/ Jeffrey A. Losch

Jeffrey A. Losch Senior Vice President Secretary and General Counsel

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